UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 25, 2005

Trustreet Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-13089	75-2687420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Avenue Orlando, Florida	32801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (407) 540-2000

U.S. Restaurant Properties, Inc., 12240 Inwood Road, Suite 300, Dallas, Texas 75244

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A of the Registrant amends Item 5.02 and Item 5.03 of the Registrant’s current report on Form 8-K filed March 3, 2005, with respect to Item 5.02, to correctly reflect Mr. Shepardson’s title, Ms. Mills’ name, and the ages of certain officers and directors, and, with respect to Item 5.03, to include a description of the amendment and restatement of the Registrant’s bylaws, a copy of which was filed as Exhibit 3.2 to the Registrant’s current report on Form 8-K filed March 3, 2005, but for which a description on Item 5.03 was inadvertently omitted.

This Form 8-K/A also includes a copy of Item 1.02, which was originally filed as part of the Registrant’s current report on Form 8-K filed March 3, 2005. There are no changes to Item 1.02, however, it is being included in this Form 8-K/A as a result of an EDGAR filing transmission error with respect to the Form 8-K filed on March 3, 2005.

Item 1.02.	Termination of a Material Definitive Agreement

As discussed in Item 1.01 above, Trustreet and certain of its subsidiaries have entered into the Trustreet Merger Financing Facility and the Securitization Financing Facility. The proceeds of the Trustreet Merger Financing Facility will be used, in part, to repay in full the obligations of Trustreet under (i) that certain $60,000,000.00 Revolving Credit and Reimbursement Agreement (Revolving Facility), dated as of October 9, 2001, by and among CNL APF Partners, L.P., as Borrower, CNL APF LP Corp., as a Parent and Guarantor, each of the Guarantors parties thereto, the financial institutions from time to time parties thereto, Bank of America, N.A., as agent for the Lenders and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager, as amended as of February 14, 2005, (ii) that certain Term Loan Credit Agreement, dated as of November 4, 2003, by and among U.S. Restaurant Properties Operating L.P., a Delaware limited partnership (“USRP”), USRP Funding 2002-A, L.P., a Texas limited partnership (“General SPE”), USRP (S&C), LLC, a Texas limited liability company (“S&C”), USRP (JV1), LLC, a Texas limited liability company (“JV1”), USRP/HCI Partnership 1, L.P., a Texas limited partnership (“HCI”), USRP Holding Corp., a Texas corporation (“USRP Holding”, and together with USRP, General SPE, S&C, JV1 and HCI, the “USRP Borrower”), USRP Managing, Inc., as Delaware corporation as a Guarantor, the Subsidiary Guarantors from time to time parties thereto, the financial institutions from time to time parties thereto and Bank of America, N.A., as agent for the Lenders, and (iii) that certain Credit Agreement, dated as of November 4, 2003, by and among the USRP Borrower, USRP Managing, Inc., as Delaware corporation as a Guarantor, the Subsidiary Guarantors from time to time parties thereto, the financial institutions from time to time parties thereto and Bank of America, N.A., as agent for the Lenders.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Pursuant to the transactions contemplated by the Merger Agreement, the board of directors of the Company, prior to the Merger, was expanded to thirteen (13) directors. Len W. Allen, Jr., John C. Deterding, Robert Gidel and David M. West resigned from the board of directors, effective at the effective time of the Merger. In addition, prior to the Merger, but to be effective at the effective time of the Merger, James Seneff, Jr., Robert A. Bourne, G. Richard Hostetter, Richard C. Huseman, J. Joseph Kruse and Curtis B. McWilliams were elected by the full board of directors of the Company to fill the vacancies of the Company’s board of directors. As a result of such resignations and elections, there are currently nine (9) directors of the Company. Mr. Hostetter, Mr. Huseman and Mr. Kruse were all independent directors of CNLRP, and shall remain independent directors of the Company. G. Steven Dawson and James H. Kropp are previous independent directors of the Company’s board who remain independent directors of the Company’s board. Mssrs. Bourne and Seneff were directors of CNLRP, and Mr. McWilliams was a principal of CNLRP.

Also effective as of the effective time of the Merger, in accordance with the transactions contemplated by the Merger Agreement, all of the officers of USRP resigned and the board of directors appointed the officers listed below, all of whom were previously officers of CNLRP.

Set forth below is the name of each officer and director of the Company, the principal positions and offices he or she holds with the Company, each effective as of February 25, 2005, and a brief description of that person’s business experience during the past five (5) years:

Name	Title
James M. Seneff, Jr.	Chairman
Curtis B. McWilliams	President, Chief Executive Officer and Director
Steven D. Shackelford	Chief Financial Officer, Executive Vice President and Secretary
Michael T. Shepardson	Executive Vice President
Ixchell C. Duarte	Senior Vice President
John L. Farren	Senior Vice President
T. Glenn Kindred, Jr.	Senior Vice President
Robert E. Lawless	Senior Vice President and Treasurer
Rosemary Q. Mills	Senior Vice President
Robert A. Bourne	Director
G. Steven Dawson	Director
G. Richard Hostetter	Director
Richard C. Huseman	Director
James H. Kropp	Director
J. Joseph Kruse	Director
Robert J. Stetson	Director

List of Directors:

Robert J. Stetson, 54

Mr. Stetson is a Director of the Company, a former member of the Executive Committee of USRP and was the Chief Executive Officer of USRP since June 2001. He served as the Chief Executive Officer and President of USRP from its formation in January 1997 until October 1999. From May 1994 until December 2000, Mr. Stetson also served as President and a Director of QSV Restaurant Properties, Inc. (“QSV”), the former general partner of U.S. Restaurant Properties Master L. P. (“USRP Master L.P.”), the predecessor to USRP, and, until October 1999, was also Chief Executive Officer of QSV. From 1987 until 1992, Mr. Stetson served as the Chief Financial Officer and later President-Retail Division of Burger King Corporation and Chief Financial Officer and later Chief Executive Officer of Pearle Vision. As Chief Financial Officer of Burger King Corporation, Mr. Stetson was responsible for managing more than 950 restaurants that Burger King Corporation leased to tenants. Prior to 1987, Mr. Stetson served in several positions with PepsiCo Inc. and its subsidiaries, including Chief Financial Officer of Pizza Hut, Inc.

G. Steven Dawson, 47*

Mr. Dawson is a Director of the Company and served as chairman of the Audit Committee of USRP. He was also designated as the “audit committee financial expert,” as such term is defined in the Rules of the Securities and Exchange Commission. He is currently a private investor who is active on or has agreed to serve on the boards of five real estate investment trusts (“REITs”), three of which are in their initial public offering stages, and one, AMREIT, which is traded on the American Stock Exchange. He also serves on the board of a private company which is a national provider of network cabling, telephony, security systems and electrical contracting to commercial property owners. He generally sits on the audit committees of each of these companies either as a member or as the chairman, and he serves on special committees, governance/nominating committees, compensation committees and in the case of AMREIT, as the lead outside director. From 1990 until 2003, Mr. Dawson served as Senior Vice President and Chief Financial Officer of Camden Property Trust (NYSE: CPT) (or its predecessors), a large multifamily REIT. Prior to 1990, Mr. Dawson served in various related capacities with companies involved in commercial real estate including land and office building development as well as the construction and management of industrial facilities located at airports throughout the country.

James H. Kropp, 56*

Mr. Kropp is a Director of the Company and served as former chairman of USRP’s special committees as well as on its compensation and nominating and corporate governance committees. He is portfolio manager for the Realty Enterprise Funds, long-term strategic investors in small cap and startup real estate investment trusts since 1998. Mr. Kropp was employed at Christopher Weil & Company, Inc (“CWC”) from 1994 to 2004 and served as Director of investment management and banking and then as Managing Director. From 1994 to 2000, CWC performed a number of investment banking assignments for USRP but none from the time Mr. Kropp began serving as a USRP director. Mr. Kropp started his career on the audit staff of Arthur Young & Company (now Ernst & Young) in New York from 1973 to 1980. He then served as chief accounting officer and then chief financial officer of Morgan Stanley Realty Inc as well as chief financial officer of Harlon-East Properties Inc, a privately-held real estate developer. Mr Kropp graduated from St Francis College in 1971 and completed the MBA/CPA program at New York University in 1973.

Robert A. Bourne, 57

Mr. Bourne is a Director of the Company and had served as a Director and Vice Chairman of the Board of CNLRP since May 1994. Mr. Bourne served as President of CNLRP from 1994 through February 1999. He also served as Treasurer from February 1999 through August 1999 and from May 1994 through December 1994. He also served in various executive positions with CNL Fund Advisors, Inc., CNLRP’s external Advisor, prior to its merger with a subsidiary of CNLRP, including as President from 1994 through September 1997 and as Director from 1994 through August 1999. Mr. Bourne serves as President and Treasurer of CNL Financial Group, Inc. (formerly CNL Group, Inc.), Treasurer of CNL Hospitality Properties, Inc., a public, unlisted real estate investment trust, and as Director, President and Treasurer of CNL Hospitality Corp., its advisor. In addition, Mr. Bourne serves as Director and Treasurer of CNL Retirement Properties, Inc., a public, unlisted real estate investment trust, and as a Director and Treasurer of its advisor, CNL Retirement Corp. Mr. Bourne also serves as a Director of CNL Bank, an independent, state-chartered commercial bank. He has served as a Director since 1992, Vice Chairman of the Board since February 1996, Secretary and Treasurer from February 1996 through 1997, and President from July 1992 through February 1996 of Commercial Net Lease Realty, Inc., a public real estate investment trust listed on the New York Stock Exchange. Mr. Bourne also serves as Director, President and Treasurer for various affiliates of CNL Financial Group, Inc. including CNL Investment Company and CNL Securities Corp., both of which are engaged in the business of real estate finance, and CNL Institutional Advisors, Inc., a registered investment advisor for pension plans. Mr. Bourne has participated as a general partner or co-venturer in over 100 real estate ventures involved in the financing, acquisition, construction, and leasing of restaurants, office buildings, apartment complexes, hotels, and other real estate. Mr. Bourne began his career as a certified public accountant employed by Coopers & Lybrand, Certified Public Accountants, from 1971 through 1978, where he attained the position of Tax Manager in 1975. Mr. Bourne graduated from Florida State University in 1970 where he received a Bachelor of Arts degree in Accounting, with honors.

For a general description of the relationships expected to continue with the Company, please see “Certain Transactions” in CNLRP’s Proxy Statement as filed with the Securities and Exchange Commission on April 7, 2004.

G. Richard Hostetter, Esq., 65*

Mr. Hostetter is a Director of the Company and had served as an Independent Director of CNLRP since March 1995. He also served as a Director of CNL Hospitality Properties, Inc. from July 1997 until February 1999. Since September 1999, he has been a principle of Century Capital Markets, LLC, a structured finance firm engaged as exclusive advisor to two commercial paper conduits. From 1989 through 1998, Mr. Hostetter served as President and General Counsel of Mills, Ragland & Hostetter, Inc., the corporate general partner of MRH, L.P., a holding company involved in corporate acquisitions, in which he also was a general and limited partner. Since January 1999, he has served as President of MRH, Inc., the successor to Mills, Ragland & Hostetter, Inc. Mr. Hostetter was associated with the law firm of Miller and Martin of Chattanooga, Tennessee from 1966 through 1989, the last ten years of such association as a senior partner. As a lawyer, he served for more than 20 years as counsel for various corporate real estate groups, fast-food companies and public companies, resulting in his extensive participation in transactions involving the sale, lease, and sale/leaseback of restaurant units. Mr. Hostetter graduated from the University of Georgia. He received his Juris Doctor from Emory University School of Law in 1966. He is licensed to practice law in Tennessee and Georgia, although currently inactive.

Richard C. Huseman, 66*

Dr. Huseman is a Director of the Company and had served as an Independent Director of CNLRP since March 1995. He is a professor in the College of Business Administration of the University of Central Florida, for which he also served as the Dean of the College of Business Administration from 1990 to 1995. Dr. Huseman also serves as Chief Executive Officer and President of Executive Development and Education, Inc. Dr. Huseman served as a Director of CNL Hospitality Properties, Inc. from July 1997 to February 1999, and has served as a consultant in the area of managerial strategies to a number of Fortune 500 corporations, including IBM, AT&T, Mobil, Exxon-Mobil, and 3M, as well as to several branches of the U.S. government, including the U.S. Department of Health and Human Services, the U.S. Department of Justice and the U.S. Marine Corps. Dr. Huseman received a Bachelor of Arts degree from Greenville College in 1961, and a Master of Arts degree and a PhD from the University of Illinois in 1963 and 1965, respectively.

J. Joseph Kruse, 72*

Mr. Kruse is a Director of the Company and had served as an Independent Director of CNLRP since March 1995. He has been President and Chief Executive Officer of Kruse & Co., Inc., a merchant banking company engaged in real estate, since 1993. Mr. Kruse also serves as Chairman of Topsider Building Systems. Mr. Kruse served as a Director of CNL Hospitality Properties, Inc. from July 1997 to February 1999. Formerly, Mr. Kruse was a Senior Vice President with Textron, Inc. for twenty years, and then served as Senior Vice President at G. William Miller & Co., a firm founded by a former Chairman of the Federal Reserve Board and the Secretary of the Treasury of the United States. Mr. Kruse did evaluations of commercial real estate and retail shopping mall projects and continues to serve as Senior Advisor to the firm. He also serves presently as a Senior Advisor to Process Sensors Corporation, Blue Water Venture Capital, and to Air Ambulance Network. Mr. Kruse received a Bachelor of Science degree in Education from the University of Florida in 1957 and a Master of Science degree in Administration in 1958 from Florida State University. He also graduated from the Advanced Management Program of the Harvard Graduate School of Business and the Aspen Institute for Humanistic Studies.

Curtis B. McWilliams, 49

Mr. McWilliams is a Director of the Company as well as the President and Chief Executive Officer. He had served as President of CNLRP since May of 2001 and Chief Executive Officer of CNLRP since September 2003. He previously served as co-Chief Executive Officer of CNLRP from December 2000 to September 2003. Mr. McWilliams has also served as President and Chief Executive Officer of CNL Franchise Network Corp, a wholly owned subsidiary of the Company since August 2002. Mr. McWilliams joined CNL Financial Group, Inc. in April 1997 and served as an Executive Vice President until September 1999. In addition, Mr. McWilliams served as President of CNLRP’s Advisor and as President of CNL Financial Services, Inc., a corporation engaged in the business of real estate financing, from April 1997 until the acquisition of such entities by CNLRP in September 1999. From September 1983 through March 1997, Mr. McWilliams was employed by Merrill Lynch & Co. The majority of his career at Merrill Lynch & Co. was in the Investment Banking division where he served as a Managing Director. Mr. McWilliams received a B.S.E. in Chemical Engineering from Princeton University in 1977 and a Master of Business Administration degree with a concentration in finance from the University of Chicago in 1983.

James M. Seneff, Jr., 58

Mr. Seneff is a Director of the Company and had served as a Director of CNLRP since its inception in May 1994. Mr. Seneff has served as Chairman of the Board since 1994, and as Chief Executive Officer of CNLRP from 1994 through August 1999 and as co-Chief Executive Officer from December 2000 to August 2003. Mr. Seneff served as Chairman of the Board and Chief Executive Officer of CNLRP’s external Advisor until its merger with a subsidiary of the Company in September 1999, and in June 2000 was re-elected to those positions of the Advisor. Mr. Seneff has served as Chairman of the Board, Chief Executive Officer and principal stockholder of CNL Holdings, Inc., the parent company of CNL Financial Group, Inc. since its formation in 1973. Since 1973, he has served as Chairman of the Board and Chief Executive Officer of CNL Financial Group, Inc. CNL Financial Group, Inc. is the parent company, either directly or indirectly through subsidiaries, of CNL Real Estate Services, Inc., CNL Real Estate Group, Inc., CNL Capital Markets, Inc., which is engaged in the business of real estate finance, and CNL Investment Company. Mr. Seneff has served as Chairman of the Board since 1997 and Chief Executive Officer from 1997 to 2003, and from 2003 to present as Co-Chief Executive Officer of CNL Hospitality Corp., the Advisor to CNL Hospitality Properties, Inc. In addition, he has served as the Chairman of the Board since 1997 and served as Chief Executive Officer from 1997 to 2003 of CNL Retirement Corp., the Advisor to CNL Retirement Properties, Inc. Since June 1992, Mr. Seneff has been Chairman of the Board of Commercial Net Lease Realty, Inc. and served as Chief Executive Officer from July 1992 until February 2004. Mr. Seneff has been Chairman of the Board of Directors of CNL Securities Corp. since its formation in 1979, and served as President from 1997 to 1992 and as Chief Executive Officer since 1992. Mr. Seneff has also held the position of Chief Executive Officer and Chairman of the Board of CNL Fund Advisors, Inc., formerly CNL Institutional Advisors, Inc., a registered investment advisor, since its inception in December 1990. He has been the Chairman of the Board and Chief Executive Officer of CNL Commercial Finance, Inc. since 2000. Mr. Seneff serves as the Chairman of the Board of CNLBank, an independent, state-chartered commercial bank. Since 1971, Mr. Seneff has been active in the acquisition, development, and management of real estate projects throughout the United States. Mr. Seneff previously served on the Florida State Commission on Ethics and is a former member and past Chairman of the State of Florida Investment Advisory Council, which oversees the $40 billion Florida state retirement plan. Mr. Seneff received his degree in Business Administration from Florida State University in 1968.

For a general description of the relationships expected to continue with the Company, please see “Certain Transactions” in CNLRP’s Proxy Statement as filed with the Securities and Exchange Commission on April 7, 2004.

* Indicates status as an Independent Director.

The members of the Nominating/Governance Committee are Mssrs. Hostetter (as Chairman), Kruse and Dawson. The members of the Compensation Committee are Mssrs. Huseman (as Chairman), Kruse, Hostetter, Kropp and Dawson. The members of the Audit Committee are Mssrs. Kruse (as Chairman), Kropp and Huseman.

List of Officers

Steven D. Shackelford, 41

Mr. Shackelford is Chief Financial Officer, Executive Vice President and Secretary of the Company. He was promoted to Executive Vice President and Chief Operating Officer of CNLRP in September 2003. Mr. Shackelford had also served as Chief Financial Officer of CNLRP since January 1997. He served as Senior Vice President of CNLRP from January 1997 until July 2000, when he was promoted to Executive Vice President. He also served as Secretary and Treasurer of CNLRP since September 1999 and served as Chief Financial Officer of CNLRP’s Advisor from September 1996 until its merger into a subsidiary of CNLRP in September 1999. From March 1995 to July 1996, Mr. Shackelford was a senior manager in the national office of Price Waterhouse where he was responsible for advising foreign clients seeking to raise capital by gaining access to capital markets located in the United States. From August 1992 to March 1995, he was a manager in the Paris, France office of Price Waterhouse, serving several multi-national clients. Mr. Shackelford was an audit staff and senior from 1986 to 1992 in the Orlando, Florida office of Price Waterhouse. Mr. Shackelford received a Bachelor of Arts degree in Accounting, with honors, and a Master of Business Administration degree from Florida State University and is a certified public accountant.

Michael T. Shepardson, 44

Mr. Shepardson is an Executive Vice President of the Company. He had served as Executive Vice President of CNL Franchise Network Corp. beginning in June 2000. He has served as President of CNL Advisory Services, Inc., a wholly owned subsidiary of the Company, since September 1998. Prior to joining CNLRP, Mr. Shepardson was, from June 1995 to September 1998, Managing Director, Corporate Finance for CMC, Ltd., a financial and marketing boutique in the promotional products and direct marketing sectors. He also served in a number of capacities, most recently as Senior Vice President and Senior Lender for SunTrust Bank. Mr. Shepardson received both his Bachelor of Arts degree in Political Science and Master of Business Administration degree with a concentration in Finance from the University of Notre Dame. As part of his MBA curriculum, he studied at both the London Business School and the London School of Economics.

T. Glenn Kindred, 38

Mr. Kindred is Senior Vice President of the Company. He had served as Senior Vice President of Asset Management and Vice President and Underwriting Manager of CNLRP where he was responsible for managing property management and dispositions as well as evaluating the structure and credit worthiness of all acquisitions by the company. Prior to joining CNL, Mr. Kindred worked in commercial real estate acquisition and underwriting roles for several national banks and for a top tier Wall Street investment bank. With nearly fifteen years of experience in commercial real estate management and finance, Mr. Kindred holds a Bachelor’s degree in economics from Stetson University and a Master’s degree in business administration from Florida Atlantic University. Mr. Kindred also holds the Certified Commercial Investment Member (CCIM) designation and is a licensed real estate broker.

Ixchell C. Duarte, 38

Ixchell C. Duarte is a Senior Vice President and Chief Accounting Officer for the Company. She had served as Senior Vice President and Corporate Controller of CNLRP. She served as Senior Vice President, Chief Financial Officer, Secretary and Treasurer of CNL Restaurant Investments, Inc, an affiliate of the CNLRP, from June 2000 through May 2002, and also served as Vice President and Controller of CNL Fund Advisors, Inc., an affiliate of CNLRP, from July 1998 through May 2000. From August 1990 through September 1995, Ms. Duarte served as an audit senior and then as audit manager in the Orlando, Florida office of PricewaterhouseCoopers, where she serviced numerous CNLRP-affiliated entities. From September 1988 through July 1990, she served as audit staff in the New York office of KPMG Peat Marwick. Ms. Duarte received a BS in accounting from the Wharton School of the University of Pennsylvania in 1988 and is a Certified Public Accountant.

John L. Farren, 57

John L. Farren is a Senior Vice President for the Company. He also serves as Senior Vice President of Systems and Asset Management for CNL Restaurant Capital, LP, an affiliate of the Company (“CNL”). His responsibilities include management of the Transaction Management, Business Systems, Lease and Loan Servicing and Asset Management departments. Before coming to CNL in 1997, Mr. Farren worked in the Orlando field office of Banc Boston Mortgage Corporation (BBMC) for more than 20 years. He was vice president of the income-property loan division for most of that time. In that role, he was responsible for the acquisition, negotiation, and underwriting of major commercial real estate investments for BBMC’s correspondent lenders, which included major Life Insurance Companies, REITs, Commercial Banks, and Savings and Loan Associations. In that capacity, he was responsible for the production of over $1 billion in investments for the firm. The performance of Mr. Farren’s office led the entire BBMC system in 1989 with more than $75 million in loan production. During his tenure at BBMC Mr. Farren was involved in many aspects of the mortgage banking business including appraisal of income producing properties, property management, loan servicing, and underwriting of loan transactions. Mr. Farren is a licensed real estate broker, licensed mortgage banker, and has held a building contractors license. He is actively involved in industry education and has spoken at conventions and seminars for groups such as the National Association of Industrial and Office Parks and the International Council of Shopping Centers. Mr. Farren received his BS and MBA in Real Estate and Finance from the University of Florida. He served his country for eight years on active duty, and as a United States Army Reserve officer, reaching the rank of Captain. John enjoys golfing, snow skiing, scuba diving, and classic car restoration.

Robert E. Lawless, 38

Robert E. Lawless is a Senior Vice President and Treasurer of the Company. He had served as senior vice president for CNLRP, overseeing the treasury, capital markets, and finance departments. He is responsible for the budgeting and forecasting processes, treasury operations, investor reporting and relations, and capital markets related activities. Mr. Lawless joined CNLRP in early 1998 and was Senior Treasury Manager until June 1999. He was responsible for the inaugural securitization of loans for CNLRP and has raised approximately four billion dollars of capital for the company. From July 1999 until May 2000, Mr. Lawless served first as Assistant Treasurer and then Director of Capital Markets & Treasury for CNLRP. Prior to joining CNLRP, Mr. Lawless worked as an Assistant Controller for an architectural & engineering firm, an Equity/Fixed Income Analyst for a global fixed asset management firm and a Treasury Associate for a bank. Mr. Lawless received his Bachelor of Science degree from Sacred Heart University, his Master of Business Administration degree from Vanderbilt University and he is a Chartered Financial Analyst (CFA) and a Certified Treasury Professional (CTP).

Rosemary Q. Mills, 46

Rosemary Q. Mills is a Senior Vice President of the Company. She had been a Senior Vice President, Investor Relations and Tax/Strategic Planning of CNLRP beginning in January 2005. Between July 2003 and January 2005, she served as Chief Financial Officer for CNL Capital Management, Inc, an affiliate of the Chairman, where among other duties, she was involved in the public reporting for the CNL Income Funds. Prior to that she was Senior Vice President of Finance & Strategic Planning with CNLRP since June 2000. She spent seven years with a private, pharmacy management consulting practice, initially as Director of Finance and progressing to President in 1997. Ms. Mills is a certified public accountant, and practiced in the Orlando office of Ernst & Young joining the audit staff in 1981 and advancing to Senior Manager of Tax before she left in 1993. While there, she served a wide range of industries including financial services, international manufacturing, retail, construction and professional services, and was also responsible for recruiting. Previous activities with non-profit organizations include the Winter Park Day Nursery, a United Way agency, serving as its President from 1998 to 2000, and as Treasurer of Downtown Orlando, Inc. and Light Up Orlando, Inc., both dedicated to the economic revitalization of the downtown area. She graduated Magna Cum Laude with a BSBA in Accountancy from the University of Central Florida in 1981, and has also served on its Accounting Advisory Board.

Item 5.03.	Amendments to Articles of Incorporation of Bylaws; Change in Fiscal Year.

Following the effective time of the Merger, the Company amended and restated its Amended and Restated Bylaws and filed an amendment to its Restated Articles of Restatement (the “Amendment”). Such Amendment changed the name of the Company from U.S. Restaurant Properties, Inc. to Trustreet Properties, Inc. The Amendment also changed the resident agent of the Company in the State of Maryland to The Corporation Trust Incorporated. A copy of the Second Amended and Restated Bylaws is attached hereto as Exhibit 3.2.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

3.2	Second Amended and Restated Bylaws (previously filed as Exhibit 3.2 on the Company’s current report on Form 8-K filed March 3, 2005)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2005	TRUSTREET PROPERTIES, INC.

	By:	/s/ STEVEN D. SHACKELFORD
Steven D. Shackelford
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

3.2	Second Amended and Restated Bylaws (previously filed as Exhibit 3.2 on the Company’s current report on Form 8-K filed March 3, 2005)